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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       VALLEY NATIONAL GASES INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                    (State of Incorporation or Organization

                                   23-2888240
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                      (I.R.S. Employer Identification No.)

  67 43rd Street, Wheeling, Virginia                                     26003
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(Address of Principal Executive Office)                               (Zip Code)

If this form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [ ]

If this form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1993 pursuant to General Instruction A(c)(2) please check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                  Name of Each Exchange on Which
         To be so Registered                  Each Class is to be Registered
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           Not Applicable                             Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.001 per share
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                                (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered

     This Registration Statement relates to shares of the Registrant's common stock, par value $.001 per share (the "Common Stock"). Reference is made to the material set forth under the caption "Description of Capital Stock" in the Prospectus included in Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") filed with the Securities and Exchange Commission on March 13, 1997 pursuant to the Securities Act of 1933, as amended. The material set forth under such caption is incorporated herein by reference.

Item 2. Exhibit

     I. Certain of the following Exhibits are filed herewith. Certain of the following Exhibits have heretofore been filed with the Commission and are incorporated herein by reference.

        a) Specimen certificate representing the Common Stock.

        b) Articles of Amendment of the Registrant (filed as Exhibit 3.1 to the S-1 Registration statement and incorporated herein by this reference).

        c) Bylaws of the Registrant (filed as Exhibit 3.2 to the S-1 Registration Statement and incorporated herein by this reference).

     II. Not applicable.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        VALLEY NATIONAL GASES INCORPORATION

                                        By: Lawrence E. Bandi
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                                            Name:  Lawrence E. Bandi
                                            Title: President and Chief
                                                   Executive Officer

Date: March 27, 1997

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